FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 21, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 21, 2003, the Registrant issued a news release entitled Double Drive-Thru's Focus on Speed and Service
Accelerates Indy 500 Race-Week Event, a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Keith E. Sirois
Title:  Interim President and Chief Executive Officer
Dated:  May 21, 2003




EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 21, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

Double Drive-Thru's Focus on Speed and Service Accelerates
Indy 500 Race-Week Event

    TAMPA, Fla., May 21 /PRNewswire-FirstCall/
-- Focused on speed and service, Checkers
Drive-In Restaurants, Inc. (Nasdaq: CHKR), the nation's largest double drive-thru chain, today announced that Checkers(R) and Rally's(R) is the title sponsor of the Indy
500 Pit Stop Challenge, an Indianapolis 500 race-week tradition for more than 26 years.
The Company is the `Official Burger' of the Indianapolis 500 and will be participating in events throughout race week.

    "Title sponsorship continues the enhancement of the national visibility of Checkers and Rally's," said Keith E. Sirois, Checkers Drive-In Restaurants,
Inc.'s interim CEO. "Like the pit stop competitors, Checkers/Rally's thrives on speed and excellent service that gets our customers on-the-go fast. Our
Company and our franchisees across the country are proud to be the sponsors of the Indianapolis
500 and the Checkers/Rally's Indy 500 Pit Stop
Challenge, and we look forward to an exciting event."

    In addition to the Checkers/Rally's Pit Stop
Challenge, and `Official Burger' of the Indianapolis
500, part of the IRL IndyCar(TM) Series, the Company is also the `Official Burger' of the Brickyard 400, a NASCAR(R) Winston Cup Series event. As part of the sponsorship with the Indianapolis Motor Speedway, Checkers/Rally's signage will be visible throughout the speedway;
daily public address announcements of Checkers/Rally's being the `Official Burger' of the Indianapolis
500 are conducted; and Company representatives are scheduled to make a public address before the Checkers/Rally's Indy 500 Pit Stop Challenge, including an interview with Mr. Sirois to be carried on the IMS Radio Network for broadcast worldwide through Armed Forces Radio and hundreds of other network affiliates.
    Events shift into high gear on Thursday, May 22, 2003, at 1:30 p.m. EDT with the
Checkers/Rally's Indy 500 Pit Stop Challenge, when 12 teams will compete for a piece of the $80,000 purse. The event is televised nationally on ESPN2.

   "We are thrilled to have Checkers/Rally's as the title sponsor for the Checkers/Rally's
Indy 500 Pit Stop Challenge," said Tony George,
President and CEO of the Indianapolis Motor
Speedway. "The Company's brand position of double drive-thru speed is a terrific match of brand identity and event sponsorship, and we welcome them to the Indianapolis Motor Speedway as `Official Burger" of the Indianapolis 500 and Brickyard 400, a NASCAR(R) Winston Cup
Series event."

    Additional details of Checkers/Rally's
exclusive category sponsorship with
the Indianapolis Motor Speedway can
be found in the press release issued by
Checkers Drive-In Restaurants, Inc. on
May 7, 2003.

    Checkers Drive-In Restaurants, Inc.
(http://www.checkers.com) is the largest double drive-through restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

    The Indianapolis Motor Speedway was built in 1909 and is the international leader in motorsports entertainment. Home since 1911 to the Indianapolis 500, the world's largest single day sporting event, the Speedway also hosts the Brickyard 400 NASCAR Winston Cup race and the United States Grand Prix Formula
One race, two of the largest single day sporting events in the world. The Speedway property includes the Hall of Fame Museum, the Brickyard
Crossing 18-hole championship golf course and the Brickyard Crossing Inn.

    Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange
Act of 1934, as amended and the Private Securities
Litigation Reform Act of 1995.